[logo] M F S(R)
INVESTMENT MANAGEMENT

                       MFS(R) SPECIAL
                       VALUE TRUST
                       SEMIANNUAL REPORT o APRIL 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage
    Trust Company(SM).

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to three basic questions:

  1. How is my money being managed, over both the short and the long term?

  2. What's going on in the market, and how will that affect me?

  3. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your three basic questions.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

Dear Shareholders,
For the six months ended April 30, 2001, the trust provided a total return of 15.71% based on its beginning and ending stock market prices and assuming the reinvestment of any dividend and capital gain distributions paid during the period. The trust's total return based on its net asset value (NAV) was -5.74%. During the same period, the trust's benchmark, the Lehman Brothers High Yield Bond Index, an unmanaged index that includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity, returned 2.82%. Defaulted bonds are excluded from the index.

During the period, the trust maintained its annual distribution rate of 11%, or $1.65 based on its original New York Stock Exchange offering price of $15 per share.

As of April 30, 2001, approximately 37% of the portfolio was invested in high-yield securities, 45% in common stocks, 6% in emerging markets debt, 3% in "BB"-rated commercial mortgage-backed securities, and 9% in cash.

The trust's performance improved significantly as high-yield securities staged a dramatic comeback in 2001 and were one of the best-performing sectors of the fixed-income market year to date. Within this asset class, we have a slightly higher bias toward cyclicals and general industrials than we did several months ago. As the U.S. Federal Reserve Board (the Fed) lowers rates in an effort to spark an economic recovery, we believe these economically sensitive companies could respond more favorably than other groups. We still have significant exposure to the telecommunications sector because we like the long-term fundamental prospects for these companies, but this group may be slower to respond to monetary stimulus as overcapacity and cash funding shortages still dominate.

On the equity side, we have concentrated our holdings and research on what we believe to be potential turnaround situations. We also have been looking to add to convertible securities in these types of companies. Many of these convertible issues have been beaten down during the equity turndown of the past 12 months. Some of these securities (securities which in certain instances can be exchanged from bond or preferred issues into the underlying common shares) may represent a good compromise between the potential downside protection of bonds and the potential upside excitement of the common shares. In these situations we have tended to look for companies with sound business plans and unique product or distribution advantages.

The overall strategy for the portfolio has continued to be based upon our extensive bottom-up fundamental research and value-oriented investment style. We believe recent market downturns have provided our analysts with many more opportunities to buy securities at what we believe are much more attractive prices. While the recent market environment has been difficult, we believe this approach leads us to compelling opportunities in both the equity and high-yield marketplaces over the long run.

     Respectfully,

 /s/ Robert J. Manning

     Robert J. Manning
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND MFS(R) SPECIAL VALUE TRUST, A CLOSE- END FUND.

ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To maintain an annual distribution rate of 11% based on the original offering price, while also seeking opportunities for capital appreciation.

NEW YORK STOCK EXCHANGE SYMBOL: MFV

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

(For the six months ended April 30, 2001)

NET ASSET VALUE PER SHARE
October 31, 2000                                                $11.67
April 30, 2001                                                  $10.37

NEW YORK STOCK EXCHANGE PRICE
October 31, 2000                                                $13.75
March 7, 2001 (high)*                                           $15.62
December 4, 2000 (low)*                                         $13.25
April 30, 2001                                                  $15.00

*For the six months November 1, 2000, through April 30, 2001

-------------------------------------------------------------------------------

RISK CONSIDERATIONS

The trust may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2001, our records indicate that there are 861 registered shareholders and approximately 5,900 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Bonds - 41.7%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 31.7%
  Building - 1.0%
    Formica Corp., 10.875s, 2009                         $  1,000   $   665,000
-------------------------------------------------------------------------------
  Chemicals - 0.5%
    Sterling Chemicals, Inc., 11.25s, 2007**             $  1,000   $   250,000
    Sterling Chemicals, Inc., 0s to 2001, 13.5s
      to 2008                                               1,100       110,000
                                                                    -----------
                                                                    $   360,000
-------------------------------------------------------------------------------
  Consumer Goods & Services - 2.6%
    General Binding Corp., 9.375s, 2008                  $  1,000   $   770,000
    Samsonite Corp., 10.75s, 2008                           1,000       800,000
    Westpoint Stevens, Inc., 7.875s, 2008                     350       206,500
                                                                    -----------
                                                                    $ 1,776,500
-------------------------------------------------------------------------------
  Container, Forest & Paper Products - 5.2%
    Applied Extrusion Technologies, Inc., 11.5s, 2002    $    950   $   836,000
    Gaylord Container Corp., 9.75s, 2007                      470       291,400
    Gaylord Container Corp., 9.875s, 2008                   1,900       570,000
    Riverwood International Corp., 10.875s, 2008            1,000       955,000
    U.S. Timberlands, 9.625s, 2007                          1,000       820,000
                                                                    -----------
                                                                    $ 3,472,400
-------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.3%
    DLJ Mortgage Acceptance Corp., 0.34s, 2003
      (Interest only)                                    $ 18,811   $    59,107
    DLJ Mortgage Acceptance Corp., 0.65s, 2003
      (Interest only)                                       8,860        97,370
    DLJ Mortgage Acceptance Corp., 8s, 2003                   803       484,739
    Morgan Stanley Capital, Inc., 7.677s, 2039              1,070       873,769
    Nationslink Funding Corp., 5s, 2009                     1,000       704,687
                                                                    -----------
                                                                    $ 2,219,672
-------------------------------------------------------------------------------
  Energy - 3.3%
    Belden & Blake Corp., 9.875s, 2007                   $    740   $   610,500
    Continental Resources, Inc., 10.25s, 2008                 750       652,500
    Forest Oil Corp., 10.5s, 2006                             920       986,700
                                                                    -----------
                                                                    $ 2,249,700
-------------------------------------------------------------------------------
  Industrial - 3.6%
    Haynes International, Inc., 11.625s, 2004            $  1,000   $   600,000
    Numatics, Inc., 9.625s, 2008                            1,000       660,000
    Simonds Industries, Inc., 10.25s, 2008                    500       350,000
    Thermadyne Manufacturing/Capital Corp., 9.875s,
      2008**                                                  985       325,050
    Venture Holdings Trust, 11s, 2007                         750       472,500
                                                                    -----------
                                                                    $ 2,407,550
-------------------------------------------------------------------------------
  Media - 5.6%
    CD Radio, Inc., 14.5s, 2009                          $    900   $   472,500
    Marvel Holdings, Inc., 0s, 2001(+)**                    2,885             0
    NTL Communications Corp., 0s to 2003, 12.375s
       to 2006                                              1,400       770,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s
       to 2008                                              2,000     1,420,000
    United International Holdings, 0s to 2003,
      10.75s to 2008                                        2,435     1,095,750
                                                                    -----------
                                                                    $ 3,758,250
-------------------------------------------------------------------------------
  Metals & Minerals - 3.2%
    Doe Run Resources Corp., 11.25s, 2005                $    750   $   210,000
    Metal Management, Inc., 10s, 2008+**                    1,020        30,600
    Metallurg Holdings, Inc., 0s to 2003, 12.75s
      to 2008                                               2,600       910,000
    Metallurg, Inc., 11s, 2007                                250       225,000
    National Steel Corp., 9.875s, 2009                      1,000       390,000
    Northwestern Steel & Wire Co., 9.5s, 2001**             1,215        24,300
    Renco Steel Holdings, Inc., 10.875s, 2005                 925       383,875
                                                                    -----------
                                                                    $ 2,173,775
-------------------------------------------------------------------------------
  Retail - 1.4%
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008     $  1,675   $   921,250
-------------------------------------------------------------------------------
  Supermarket
    Jitney-Jungle Stores of America, Inc., 12s, 2006**   $  1,500   $    18,750
    Penn Traffic Co., 11s, 2009                                 9         7,582
                                                                    -----------
                                                                    $    26,332
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Intermedia Communications, Inc., 0s to 2002,
      11.25s to 2007                                     $    505   $   414,100
    McCaw International Ltd., 0s to 2002, 13s
      to 2007                                                 725       406,000
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s
      to 2009                                               1,000       530,000
                                                                    -----------
                                                                    $ 1,350,100
-------------------------------------------------------------------------------
Total U.S. Bonds                                                    $21,380,529
-------------------------------------------------------------------------------
Foreign Bonds - 10.0%
  Belgium - 1.3%
    Tele1 Europe B.V., 13s, 2009 (Telecommunications)    $  1,000   $   870,000
-------------------------------------------------------------------------------
  Greece - 1.0%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                 $    750   $   660,938
-------------------------------------------------------------------------------
  Indonesia - 0.4%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007
      (Forest and Paper Products)**                      $  3,100   $   279,000
-------------------------------------------------------------------------------
  Luxembourg - 2.0%
    Millicom International Cellular, 0s to 2001,
      13.5s to 2006 (Telecommunications)                 $  1,000   $   850,000
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                    500       495,000
                                                                    -----------
                                                                    $ 1,345,000
-------------------------------------------------------------------------------
  Mexico - 0.2%
    Maxcom Telecomunicaciones S.A. de C.V., 13.75s,
      2007 (Telecommunications)                          $    500   $   175,000
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                               $  2,000   $   895,000
-------------------------------------------------------------------------------
  Russia - 1.7%
    Russian Federation, 5s, 2030##                       $  2,746   $ 1,146,455
-------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecommunications)                               $    750   $    53,437
    Jazztel PLC, 14s, 2009 (Telecommunications)             1,000       580,000
    Ono Finance PLC, 13s, 2009 (Media)                      1,000       770,000
                                                                    -----------
                                                                    $ 1,403,437
-------------------------------------------------------------------------------
Total Foreign Bonds                                                 $ 6,774,830
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $42,796,559)                          $28,155,359
-------------------------------------------------------------------------------
Stocks - 38.6%
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 32.3%
  Aerospace - 2.3%
    B.E. Aerospace, Inc.*                                   7,800   $   167,700
    Moog, Inc., "A"*                                       39,750     1,355,475
                                                                    -----------
                                                                    $ 1,523,175
-------------------------------------------------------------------------------
  Building - 3.2%
    Associate Materials, Inc.                              70,000   $ 1,267,000
    Atlantic Gulf Communities Corp.+*                         250            17
    Walter Industries, Inc.                                79,600       900,276
                                                                    -----------
                                                                    $ 2,167,293
-------------------------------------------------------------------------------
  Conglomerates - 15.7%
    Tyco International Ltd.                               198,512   $10,594,585
-------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Westpoint Stevens, Inc., "A"                           38,000   $   245,860
-------------------------------------------------------------------------------
  Containers - 0.6%
    Atlantis Plastics, Inc.*                              116,550   $   357,809
    Gaylord Container Corp.*                               67,200        65,856
                                                                    -----------
                                                                    $   423,665
-------------------------------------------------------------------------------
  Machinery
    Thermadyne Holdings Corp.*                              7,554   $     3,777
-------------------------------------------------------------------------------
  Media - 0.3%
    Cumulus Media, Inc.*                                   21,000   $   174,090
    Golden Books Family Entertainment, Inc.*               53,266         6,392
                                                                    -----------
                                                                    $   180,482
-------------------------------------------------------------------------------
  Metals & Mining - 0.5%
    MAXXAM, Inc.*                                          23,000   $   322,000
-------------------------------------------------------------------------------
  Photographic Products
    Anacomp, Inc.*                                        108,663   $     9,780
-------------------------------------------------------------------------------
  Supermarket - 2.3%
    Ingles Markets, Inc., "A"                              88,300   $ 1,112,580
    Marsh Supermarkets                                     42,700       471,835
                                                                    -----------
                                                                    $ 1,584,415
-------------------------------------------------------------------------------
  Telecommunications - 3.3%
    Adelphia Business Solutions, Inc.*                     40,000   $   170,000
    Commonwealth Telephone Enterprises, Inc.*              35,133     1,188,901
    Crown Castle International Corp.*                      26,000       636,740
    Nextel Communications, Inc.*                           15,000       243,750
                                                                    -----------
                                                                    $ 2,239,391
-------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    El Paso Electric Co.*                                 179,700   $ 2,533,770
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $21,828,193
-------------------------------------------------------------------------------
Foreign Stocks - 6.3%
  Canada - 1.2%
    Gulf Canada Resources Ltd. (Oil Services)*            106,500   $   607,050
    International Utility Structures, Inc.
      (Utilities - Electric)*                             254,700       182,462
                                                                    -----------
                                                                    $   789,512
-------------------------------------------------------------------------------
  Netherlands - 0.4%
    Completel Europe N.V. (Telecommunications)##*         100,000   $   250,000
-------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB, ADR (Telecommunications)*    17,612   $    65,164
-------------------------------------------------------------------------------
  United Kingdom - 4.6%
    Jazztel PLC, ADR (Telecommunications)*                 19,132   $   163,578
    News Corp. Ltd., ADR (Entertainment)                   90,217     2,932,955
    Ono Finance PLC (Media)*                                1,000        35,000
                                                                    -----------
                                                                    $ 3,131,533
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 4,236,209
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $16,449,394)                         $26,064,402
-------------------------------------------------------------------------------
Preferred Stocks - 6.1%
-------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s**                      1,266   $         0
-------------------------------------------------------------------------------
  Media - 1.8%
    Paxon Communications Corp., 13.25s                        129   $ 1,225,500
-------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Crown Castle International Corp., 12.75s                1,242   $ 1,192,320
    Global Crossings Holdings Ltd., 10.5s                  10,000       880,000
    Nextel Communications, Inc., 11.125s                    1,149       850,260
                                                                    -----------
                                                                    $ 2,922,580
-------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,001,226)                $ 4,148,080
-------------------------------------------------------------------------------
Convertible Bonds - 2.0%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
  Energy - 0.8%
    Lomak Petroleum, Inc., 6s, 2007                      $    750   $   562,500
-------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Telewest Finance Ltd., 6s, 2005##                    $    960   $   787,200
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,199,946)               $ 1,349,700
-------------------------------------------------------------------------------
Warrants - 0.1%
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
U.S. Warrants - 0.1%
    Metricom, Inc. (Telecommunications)**                           $         9
                                                              775             7
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)**                                           1,024             0
    Sirius Satellite Radio, Inc. (Media)##*                 2,700        40,500
-------------------------------------------------------------------------------
Total U.S. Warrants                                                 $    40,597
-------------------------------------------------------------------------------
Foreign Warrant
    Maxcom Telecomunicaciones S.A. de C.V.
      (Telecommunications)##*
                                                              500   $         0
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $361,527)                          $    40,597
-------------------------------------------------------------------------------
Short-Term Obligation - 9.4%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 5/01/01,
      at Amortized Cost                                  $  6,386   $ 6,386,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $72,194,652)                    $66,144,138
Other Assets, Less Liabilities - 2.1%                                 1,411,754
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $67,555,892
-------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $72,194,652)       $  66,144,138
  Investment of cash collateral for securities
    loaned, at identified cost and value                        10,538,697
  Foreign currency, at value (identified cost, $1,481)               1,358
  Receivable for investments sold                                  824,704
  Interest and dividends receivable                                955,203
  Other assets                                                       1,110
                                                             -------------
      Total assets                                           $  78,465,210
                                                             -------------
Liabilities:
  Payable to dividend disbursing agent                           $  93,656
  Payable for investments purchased                                     73
  Collateral for securities loaned, at value                    10,538,697
  Payable to affiliates -
    Management fee                                                   5,568
    Administrative fee                                                  97
  Accrued expenses and other liabilities                           271,227
                                                             -------------
      Total liabilities                                      $  10,909,318
                                                             -------------
Net assets                                                   $  67,555,892
                                                             =============
Net assets consist of:
  Paid-in capital                                            $  80,482,203
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                          (6,050,637)
  Accumulated net realized loss on investments                  (3,865,813)
  Accumulated distributions in excess of net
    investment income                                           (3,009,861)
                                                             -------------
      Total                                                  $  67,555,892
                                                             =============
Shares of beneficial interest outstanding                      6,516,129
                                                               =========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                              $10.37
                                                                ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                  $   3,102,647
    Dividends                                                       116,867
    Foreign taxes withheld                                           (1,343)
                                                              -------------
      Total investment income                                 $   3,218,171
                                                              -------------
  Expenses -
    Management fee                                            $     346,002
    Trustees' compensation                                           53,165
    Administrative fee                                                4,223
    Transfer and dividend disbursing agent fee                        9,818
    Custodian fee                                                    12,910
    Printing                                                         15,154
    Postage                                                           1,934
    Auditing fees                                                    17,486
    Legal fees                                                        1,299
    Miscellaneous                                                    52,483
                                                              -------------
      Total expenses                                          $     514,474

  Fees paid indirectly                                              (11,605)
                                                              -------------
      Net expenses                                            $     502,869
                                                              -------------
        Net investment income                                 $   2,715,302
                                                              -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
  Investment transactions                                     $  (4,055,624)
  Written option transactions                                       127,984
  Foreign currency transactions                                      61,827
                                                              -------------
    Net realized loss on investments and foreign
      currency transactions                                   $  (3,865,813)
                                                              -------------
Change in unrealized depreciation -
  Investments                                                 $  (1,995,372)
  Translation of assets and liabilities in foreign
    currencies                                                      (62,859)
                                                              -------------
      Net unrealized loss on investments and foreign
        currency translation                                  $  (2,058,231)
                                                              -------------
        Net realized and unrealized loss on investments and
          foreign currency                                    $  (5,924,044)
                                                              -------------
          Decrease in net assets from operations              $  (3,208,742)
                                                              =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                               APRIL 30, 2001           OCTOBER 31, 2000
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   2,715,302              $   6,500,019
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (3,865,813)                 2,707,235
  Net unrealized loss on investments and foreign currency
    translation                                                    (2,058,231)               (12,634,256)
                                                                -------------              -------------
    Decrease in net assets from operations                      $  (3,208,742)             $  (3,427,002)
                                                                -------------              -------------
Distributions declared to shareholders -
  From net investment income                                    $  (5,361,469)             $  (6,500,019)
  From net realized gain on investments and foreign
    currency transactions                                           --                        (6,089,003)
  In excess of net investment income                                --                           (59,917)
  From paid-in capital                                              --                        (1,179,812)
                                                                -------------              -------------
    Total distributions declared to shareholders                $  (5,361,469)             $ (13,828,751)
                                                                -------------              -------------
Net increase in net assets from trust share transactions        $     580,628              $   1,198,648
                                                                -------------              -------------
      Total decrease in net assets                              $  (7,989,583)             $ (16,057,105)
Net assets:
  At beginning of period                                           75,545,475                 91,602,580
                                                                -------------              -------------
  At end of period (including accumulated distributions in
    excess of net investment income of $3,009,861 and
    $363,694, respectively)                                     $  67,555,892              $  75,545,475
                                                                =============              =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                              APRIL 30, 2001               2000             1999            1998           1997           1996
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $  11.67           $  14.34         $  13.76        $  15.03       $  15.23       $  13.93
                                    --------           --------         --------        --------       --------       --------
Income from investment operations# -
  Net investment income             $   0.42           $   1.01         $   0.57        $   0.04       $   0.11       $   0.13
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.89)             (1.53)            1.66            1.01           2.66           2.82
                                    --------           --------         --------        --------       --------       --------
      Total from investment
        operations                  $  (0.47)          $  (0.52)        $   2.23        $   1.05       $   2.77       $   2.95
                                    --------           --------         --------        --------       --------       --------
Less distributions declared to
  shareholders -
  From net investment income        $  (0.83)          $  (1.01)        $  (0.57)       $  (0.04)      $  (0.10)      $  (0.13)
  From net realized gain on
    investments and foreign
    currency transactions               --                (0.95)           (1.00)          (2.28)         (2.87)         (1.52)
  In excess of net investment
    income                              --                (0.01)           (0.08)            --             --             --
  From paid-in capital                  --                (0.18)            --               --             --             --
                                    --------           --------         --------        --------       --------       --------
      Total distributions
        declared to shareholders    $  (0.83)          $  (2.15)        $  (1.65)       $  (2.32)      $  (2.97)      $  (1.65)
                                    --------           --------         --------        --------       --------       --------
Net asset value - end of period     $  10.37           $  11.67         $  14.34        $  13.76       $  15.03       $  15.23
                                    --------           --------         --------        --------       --------       --------
Per share market value - end of
  period                            $ 15.000           $ 13.750         $ 16.750        $ 16.750       $ 19.000       $ 18.250
                                    ========           ========         ========        ========       ========       ========
Total return at market value          (15.71)%++          (4.33)%          11.08%           0.26%         23.29%         22.20%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.47%+             1.35%            1.23%           1.10%          1.12%          1.14%
  Net investment income                 7.77%+             7.46%            3.79%           0.26%          0.72%          0.85%
Portfolio turnover                        12%                32%             137%             85%           119%            96%
Net assets at end of period
  (000 Omitted)                      $67,556            $75,545          $91,603         $86,937        $93,665        $93,161

 + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodity exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $10,145,702. These loans were collateralized by cash of $10,538,697, which was invested in the following short-term obligation:

                                                             IDENTIFIED COST
                                                   SHARES          AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   10,538,697        $10,538,697

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $17,122 for the six months ended April 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $7,754,939 and $11,733,931, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 72,194,652
                                                                 ------------
Gross unrealized depreciation                                    $(20,609,646)
Gross unrealized appreciation                                      14,559,132
                                                                 ------------
    Net unrealized depreciation                                  $ (6,050,514)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 6,516,128.979 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 2001            OCTOBER 31, 2000
                                                   ------------------------  --------------------------
                                                       SHARES        AMOUNT      SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                        42,301      $580,628      84,591      $1,198,648
                                                   ----------  ------------  ----------  --------------

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2001, was $349. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                               NUMBER OF
                                               CONTRACTS         PREMIUMS
--------------------------------------------------------------------------
Outstanding, beginning of period                       1        $ 178,250
Options written                                      598            1,734
Options terminated in closing transactions            (1)        (178,250)
Options expired                                     (598)          (1,734)
                                                                ---------
Outstanding, end of period                           --         $   --
                                                                =========

(8) Restricted Securities
The trust may invest not more than 20% of its total net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2001, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.05% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                      DATE OF         SHARE/PAR
DESCRIPTION                                       ACQUISITION            AMOUNT              COST             VALUE
---------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                       9/25/95               250          $  --              $    17
Metal Management, Inc., 10s, 2008                     2/25/99         1,020,000           719,195            30,600
                                                                                                            -------
                                                                                                            $30,617
                                                                                                            =======

MFS(R) SPECIAL VALUE TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
Marshall N. Cohan +(1) - Private Investor                Robert J. Manning*

Lawrence H. Cohn, M.D. +(2) - Chief of Cardiac           TREASURER
Surgery, Brigham and Women's Hospital;                   James O. Yost*
Professor of Surgery, Harvard Medical School
                                                         ASSISTANT TREASURERS
The Hon. Sir J. David Gibbons, KBE +(2) -                Mark E. Bradley*
Chief Executive Officer, Edmund Gibbons                  Robert R. Flaherty*
Ltd.; Chairman, Colonial Insurance                       Laura F. Healy*
Company, Ltd.                                            Ellen Moynihan*

Abby M. O'Neill +(2) - Private Investor                  SECRETARY
                                                         Stephen E. Cavan*
Walter E. Robb, III +(1) - President and
Treasurer, Benchmark Advisors, Inc.                      ASSISTANT SECRETARY
(corporate financial consultants); President,            James R. Bordewick, Jr.*
Benchmark Consulting Group, Inc.
(office services)                                        TRANSFER AGENT,
                                                         REGISTRAR, AND DIVIDEND
Arnold D. Scott* - Senior Executive                      DISBURSING AGENT
Vice President, Director, and Secretary,                 State Street Bank and Trust Company
MFS Investment Management                                c/o MFS Service Center, Inc.
                                                         P.O. Box 9024
Jeffrey L. Shames* - Chairman and                        Boston, MA 02205-9824
Chief Executive Officer,                                 1-800-637-2304
MFS Investment Management
                                                         CUSTODIAN
J. Dale Sherratt +(1) - President, Insight               State Street Bank and Trust Company
Resources, Inc. (acquisition planning specialist)

Ward Smith +(1) - Former Chairman
(until 1994), NACCO Industries
(holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) SPECIAL VALUE TRUST                                      -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                     MFS
MFS (R)Special Value Trust                                      -------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                      MSVCE-3  06/01 10M